Second Quarter Earnings Conference Call October 30, 2018 Quarter Ended September 30, 2018

Cautionary Statement Certain statements included herein contain forward-looking statements within the meaning of federal securities laws about KEMET Corporation's (the "Company") financial condition and results of operations that are based on management's current expectations, estimates and projections about the markets in which the Company operates, as well as management's beliefs and assumptions. Words such as "expects," "anticipates," "believes," "estimates" or other similar expressions and future or conditional verbs such as "will," "should," "would," and "could" are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions, which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in, or implied by, such forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management's judgment only as of the date hereof. The Company undertakes no obligation to update publicly any of these forward-looking statements to reflect new information, future events or otherwise. Factors that may cause actual outcomes and results to differ materially from those expressed in, or implied by, these forward-looking statements include, but are not necessarily limited to the following: (i) adverse economic conditions could impact our ability to realize operating plans if the demand for our products declines, and such conditions could adversely affect our liquidity and ability to continue to operate and could cause a write down of long-lived assets or goodwill; (ii) an increase in the cost or a decrease in the availability of our principal or single-sourced purchased raw materials; (iii) changes in the competitive environment; (iv) uncertainty of the timing of customer product qualifications in heavily regulated industries; (v) economic, political, or regulatory changes in the countries in which we operate; (vi) difficulties, delays, or unexpected costs in completing the Company's restructuring plans; (vii) acquisitions and other strategic transactions expose us to a variety of risks, including the ability to successfully integrate and maintain adequate internal controls over financial reporting in compliance with applicable regulations; (viii) our acquisition of TOKIN Corporation may not achieve all of the anticipated results; (ix) our business could be negatively impacted by increased regulatory scrutiny and litigation; (x) difficulties associated with retaining, attracting, and training effective employees and management; (xi) the need to develop innovative products to maintain customer relationships and offset potential price erosion in older products; (xii) exposure to claims alleging product defects; (xiii) the impact of laws and regulations that apply to our business, including those relating to environmental matters, data protection, cyber security, and privacy; (xiv) the impact of international laws relating to trade, export controls and foreign corrupt practices; (xv) changes impacting international trade and corporate tax provisions related to the global manufacturing and sales of our products may have an adverse effect on our financial condition and results of operations; (xvi) volatility of financial and credit markets affecting our access to capital; (xvii) the need to reduce the total costs of our products to remain competitive; (xviii) potential limitation on the use of net operating losses to offset possible future taxable income; (xix) restrictions in our debt agreements that could limit our flexibility in operating our business; (xx) disruption to our information technology systems to function properly or control unauthorized access to our systems may cause business disruptions; (xxi) economic and demographic experience for pension and other post-retirement benefit plans could be less favorable than our assumptions; (xxii) fluctuation in distributor sales could adversely affect our results of operations; (xxiii) earthquakes and other natural disasters could disrupt our operations and have a material adverse effect on our financial condition and results of operations; and (xxiv) volatility in our stock price. 2

Income Statement Highlights U.S. GAAP (Unaudited) For the Quarters Ended (Amounts in thousands, except percentages and per share data) Sep 2018 Jun 2018 Sep 2017 Net sales (1) $ 349,233 $ 327,616 $ 301,568 Gross margin (1) $ 113,565 $ 94,821 $ 84,904 Gross margin as a percentage of net sales 32.5% 28.9% 28.2% Selling, general and administrative $ 52,258 $ 48,542 $ 42,417 SG&A as a percentage of net sales 15.0% 14.8% 14.1% Operating income (loss) (1) $ 50,000 $ 35,176 $ 31,597 Net income (loss) (1) $ 37,141 $ 35,220 $ 12,819 Per basic and diluted share data: Net income (loss) per basic share $ 0.64 $ 0.61 $ 0.26 Net income (loss) per diluted share 0.63 0.60 0.22 Weighted avg. shares - basic 57,799 57,339 49,819 Weighted avg. shares - diluted 59,197 59,038 58,409 (1) Quarter ended September 30, 2017 adjusted due to the adoption of ASC 606, Revenue from Contracts with Customers. 3

Income Statement Highlights Non-GAAP (Unaudited) For the Quarters Ended (Amounts in thousands, except percentages and per share data) Sep 2018 Jun 2018 Sep 2017 Net sales (1) $ 349,233 $ 327,616 $ 301,568 Adjusted gross margin (1) $ 115,612 $ 96,163 $ 85,246 Adjusted gross margin as a percentage of net sales 33.1% 29.4% 28.3% Adjusted selling, general and administrative $ 45,278 $ 42,204 $ 38,900 Adjusted SG&A as a percentage of net sales 13.0% 12.9% 12.9% Adjusted operating income (loss) (1) $ 59,423 $ 43,340 $ 36,856 Adjusted net income (loss) (1) $ 51,255 $ 32,487 $ 26,445 Adjusted EBITDA (1) $ 72,470 $ 56,162 $ 50,100 Adjusted EBITDA margin as a percentage of net sales 20.8% 17.1% 16.6% Per share data: Adjusted net income (loss) - basic $ 0.89 $ 0.57 $ 0.53 Adjusted net income (loss) - diluted $ 0.87 $ 0.55 $ 0.45 Weighted avg. shares - basic 57,799 57,339 49,819 Weighted avg. shares - diluted 59,197 59,038 58,409 (1) Quarter ended September 30, 2017 adjusted due to the adoption of ASC 606. 4

Financial Trends Quarterly Sales Summary U.S. GAAP (Unaudited) Net Sales 360 340 $349 320 $328 $318 ) s n 300 $307 o $302 i l l i M 280 ( $ 260 240 220 200 Sep 2017 (1) Dec 2017 (1) Mar 2018 (1) Jun 2018 Sep 2018 (1) Quarters ended September 2017, December 2017, and March 2018 adjusted due to the adoption of ASC 606. 5

LTM Operating Income Margins U.S. GAAP (Unaudited) 11.0% 10.7% 10.5% 10.0% 9.5% 9.6% 9.4% 9.2% 9.0% 8.5% 8.5% 8.0% Sep 2017 (1) Dec 2017 (1) Mar 2018 (1) Jun 2018 Sep 2018 6 (1) LTM ended September 2017, December 2017, and March 2018 adjusted due to the adoption of ASC 606.

LTM Adjusted EBITDA Margins Non-GAAP (Unaudited) 18.0% 17.5% 17.4% 17.0% 16.5% 16.3% 16.0% 16.0% 15.8% 15.5% 15.4% 15.0% Sep Dec Mar Jun Sep 2017 (1) 2017 (1) 2018 (1) 2018 2018 7 (1) LTM ended September 2017, December 2017, and March 2018 adjusted due to the adoption of ASC 606.

Financial Highlights (Unaudited) (Amounts in millions) Sep 2018 Jun 2018 FX Impact Cash, cash equivalents $ 263.0 $ 244.6 $ (1.4) Capital expenditures $ 24.5 $ 16.0 Short-term debt $ 20.6 $ 20.4 Long-term debt 309.4 313.4 Debt (discount)/premium and issuance costs (13.3) (13.6) Total debt $ 316.7 $ 320.2 Equity $ 512.6 $ 469.0 $ (3.1) Net working capital (1) $ 232.0 $ 223.6 $ 0.6 (1) Calculated as accounts receivable, net, plus inventories, net, less accounts payable. 8

Financial Trends Quarterly Cash and Cash Equivalents U.S. GAAP (Unaudited) $300 $270 $284 $287 $240 $263 $254 $245 ) $210 $226 s $107 n $180 $107 o i l l $100 i $150 M ( $120 $ $90 $110 $87 $60 $75 $30 $0 Sep 2016 Dec 2016 Mar 2017 Jun 2017 Sep 2017 Dec 2017 Mar 2018 Jun 2018 Sep 2018 KEMET TOKIN (1) (1) TOKIN results exclude the EMD business which was sold on April 14, 2017. 9

Debt Trend - Q2 FY2019 (Unaudited) Total Debt Revolver Facility $400 $450 $350 $331 $400 $328 $325 $320 $317 $20 $350 $300 $20 $21 $20 $21 ) $300 ) s s $250 n n o $250 i o l i l l i l $200 i $200 M M ( ( $150 $311 $308 $304 $300 $ $ $296 $150 $100 $100 $50 $50 $75 $75 $0 $0 nt e n $0 u as w o B ra am g D Sep Dec Mar Jun Sep y in lit w ci ro a or 2017 2017 2018 2018 2018 F B LT Debt ST Debt Cash interest ~ $2.1M per month. Principal ~ $4.3M per quarter. 10 Debt Trend - Q2 FY2019 (Unaudited)

Net Debt (Unaudited) Net Debt (Debt less Cash on hand) ) s n o i l l i M $323 ( $ $278 $76 $110 $78 $54 $44 $38 FY16 FY17 Q1 18 Q2 18 Q3 18 Q4 18 Q1 19 Q2 19 11

Leverage Non-GAAP (Unaudited) Leverage (Debt/Adjusted EBITDA) 3.7 2.7 2.2 1.9 1.7 1.6 1.4 FY17 6/30/17 TTM 9/30/17 TTM (1) 12/31/17 TTM FY 18 6/30/18 TTM 9/30/18 TTM 12 (1) Quarter ended September 30, 2017 adjusted due to the adoption of ASC 606.

Adjusted Gross Margin - GAAP Reconciliation Solid Capacitors (Unaudited) For the Quarters Ended (Amounts in thousands, except percentages) Sep 2018 Jun 2018 Sep 2017 Net sales $ 235,473 $ 213,821 $ 191,267 Cost of sales 140,899 134,206 124,859 Gross margin (U.S. GAAP) 94,574 79,615 66,408 Gross margin as a percentage of net sales 40.2% 37.2% 34.7 % Adjustments: Stock-based compensation expense 447 385 233 Plant start-up costs 1,361 753 — Adjusted gross margin (non-GAAP) $ 96,382 $ 80,753 $ 66,641 Adjusted gross margin as a percentage of net sales 40.9% 37.8% 34.8% 13

Adjusted Gross Margin - GAAP Reconciliation Film & Electrolytic (Unaudited) For the Quarters Ended (Amounts in thousands, except percentages) Sep 2018 Jun 2018 Sep 2017 (1) Net sales $ 50,628 $ 54,955 $ 47,998 Cost of sales (1) 44,375 51,525 44,475 Gross margin (U.S. GAAP) (1) 6,253 3,430 3,523 Gross margin as a percentage of net sales 12.4% 6.2% 7.3% Adjustments: Stock-based compensation expense 206 186 109 Adjusted gross margin (non-GAAP) (1) $ 6,459 $ 3,616 $ 3,632 Adjusted gross margin as a percentage of net sales 12.8% 6.6% 7.6% (1) Quarter ended September 30, 2017 adjusted due to the adoption of ASC 606. 14

Adjusted Gross Margin - U.S. GAAP Electro-magnetic, Sensors & Actuators (Unaudited) For the Quarters Ended (Amounts in thousands, except percentages) Sep 2018 Jun 2018 Sep 2017 Net sales $ 63,132 $ 58,840 $ 62,303 Cost of sales 50,394 47,064 47,330 Gross margin (U.S. GAAP) 12,738 11,776 14,973 Gross margin as a percentage of net sales 20.2% 20.0% 24.0% Adjustments: Stock-based compensation expense 33 18 — Adjusted gross margin (non-GAAP) $ 12,771 $ 11,794 $ 14,973 Adjusted gross margin as a percentage of net sales 20.2% 20.0% 24.0% 15

Sales Summary - Q2 FY2019 (Unaudited) INDUSTRY CHANNEL Def/Med 10% Telecom 14% Automotive 15% OEM Distributors Computer 44% 41% 21% Ind/Light 26% Consumer EMS 14% 14% REGION PRODUCT LINE MSA Americas 18% 23% APAC TA 40% F&E 42% 15% EMEA 22% CE JPKO 25% 15% 16

Global Distribution Q2 FY2019 Results (Unaudited) 17

Appendix

Adjusted Gross Margin Non-GAAP (Unaudited) For the Quarters Ended (Amounts in thousands, except percentages) Sep 2018 Jun 2018 Sep 2017 Net Sales (1) $ 349,233 $ 327,616 $ 301,568 Cost of sales (1) 235,668 232,795 216,664 Gross Margin (U.S. GAAP) (1) 113,565 94,821 84,904 Gross margin as a percentage of net sales 32.5% 28.9% 28.2% Adjustments: Stock-based compensation expense 686 589 342 Plant start-up costs 1,361 753 — Adjusted gross margin (non-GAAP) (1) $ 115,612 $ 96,163 $ 85,246 Adjusted gross margin as a percentage of net sales 33.1% 29.4% 28.3% (1) Quarter ended September 30, 2017 adjusted due to the adoption of ASC 606. 19

Adjusted Selling, General & Administrative Expenses Non-GAAP (Unaudited) For the Quarters Ended (Amounts in thousands, except percentages) Sep 2018 Jun 2018 Sep 2017 Net sales (1) $ 349,233 $ 327,616 $ 301,568 Selling, general and administrative expenses (U.S. GAAP) $ 52,258 $ 48,542 $ 42,417 Selling, general, and administrative as a percentage of net sales 15.0% 14.8% 14.1% Less adjustments: ERP integration/IT transition costs 1,593 1,650 — Stock-based compensation expense 3,647 3,402 1,142 Legal expenses/fines related to antitrust class actions 1,740 1,286 2,375 Adjusted selling, general and administrative expenses (non- GAAP) $ 45,278 $ 42,204 $ 38,900 Adjusted selling, general, and administrative as a percentage of net sales 13.0% 12.9% 12.9% (1) Quarter ended September 30, 2017 adjusted due to the adoption of ASC 606. 20

Adjusted Operating Income (Loss) Non-GAAP (Unaudited) For the Quarters Ended (Amounts in thousands) Sep 2018 Jun 2018 Sep 2017 Operating income (loss) (U.S. GAAP) (1) $ 50,000 $ 35,176 $ 31,597 Adjustments: Restructuring charges — (96) 1,393 Legal expenses/fines related to antitrust class actions 1,740 1,286 2,375 Stock-based compensation expense 4,417 4,060 1,530 (Gain) loss on write down and disposal of long-lived assets 312 511 (39) ERP integration/IT transition costs 1,593 1,650 — Plant start-up costs 1,361 753 — Adjusted operating income (loss) (non-GAAP) (1) $ 59,423 $ 43,340 $ 36,856 (1) Quarter ended September 30, 2017 adjusted due to the adoption of ASC 606. 21

Adjusted Net Income (Loss) Non-GAAP (Unaudited) For the Quarters Ended (Amounts in thousands, except per share data) Sep 2018 Jun 2018 Sep 2017 Net income (loss) (U.S. GAAP) (1) $ 37,141 $ 35,220 $ 12,819 Adjustments: Equity (income) loss from equity method investments (64) 69 (224) Acquisition (gain) loss — — (1,285) Net foreign exchange (gain) loss 193 (7,521) 1,891 Restructuring charges — (96) 1,393 Research and development grant reimbursement — (4,087) — Legal expenses/fines related to antitrust class actions 6,060 1,248 10,327 Stock-based compensation expense 4,417 4,060 1,530 Amortization included in interest expense 406 229 664 Income tax effect of non-U.S. GAAP adjustments (2) (164) 451 (631) (Gain) loss on write down and disposal of long-lived assets 312 511 (39) ERP integration/IT transition costs 1,593 1,650 — Plant start-up costs 1,361 753 — Adjusted net income (loss) (non-GAAP) (1) $ 51,255 $ 32,487 $ 26,445 Adjusted net income (loss) per share - basic $ 0.89 $ 0.57 $ 0.53 Adjusted net income (loss) per share - diluted $ 0.87 $ 0.55 $ 0.45 Adjusted EBITDA (non-GAAP) (1) $ 72,470 $ 56,162 $ 50,100 Weighted avg. shares - basic 57,799 57,339 49,819 Weighted avg. shares - diluted 59,197 59,038 58,409 (1) Quarter ended September 30, 2017 adjusted due to the adoption of ASC 606. (2) 22 The income tax effect of the excluded items is calculated by applying the applicable jurisdictional income tax rate, considering the deferred tax valuation for each applicable jurisdiction.

Adjusted EBITDA Reconciliation Non-GAAP (Unaudited) For the Quarters Ended (Amounts in thousands) Sep 2018 Jun 2018 Sep 2017 Net income (loss) (U.S. GAAP) (1) $ 37,141 $ 35,220 $ 12,819 Interest expense (income), net 6,912 6,658 7,270 Income tax expense (benefit) (1) 2,000 4,600 2,864 Depreciation and amortization (1) 12,545 13,097 13,554 EBITDA (non-GAAP) (1) 58,598 59,575 36,507 Excluding the following items: Equity (income) loss from equity method investments (64) 69 (224) Acquisition (gain) loss — — (1,285) Net foreign exchange (gain) loss 193 (7,521) 1,891 Restructuring charges — (96) 1,393 Research and development grant reimbursement — (4,087) — Legal expenses/fines related to antitrust class actions 6,060 1,248 10,327 Stock-based compensation expense 4,417 4,060 1,530 (Gain) loss on write down and disposal of long-lived assets 312 511 (39) Plant start-up costs 1,361 753 — ERP integration/IT transition costs 1,593 1,650 — Adjusted EBITDA (non-GAAP) (1) $ 72,470 $ 56,162 $ 50,100 (1) Quarter ended September 30, 2017 adjusted due to the adoption of ASC 606. 23

Adjusted EBITDA Reconciliation Non-GAAP (Unaudited) Quarters Ended LTM (Amounts in thousands, except percentages) Dec 2016 Mar 2017 Jun 2017 Sep 2017 Sep 2017 Net Sales (1) $ 188,029 $ 197,066 $ 273,946 $ 301,568 $ 960,609 Net income (loss) (U.S. GAAP) (1) 12,278 52,082 220,439 12,819 297,618 Income tax expense (benefit) (1) 1,810 (146) 1,140 2,864 5,668 Interest expense, net 9,913 9,994 10,894 7,270 38,071 Depreciation and amortization (1) 9,095 10,180 12,459 13,554 45,288 EBITDA (non-GAAP) (1) 33,096 72,110 244,932 36,507 386,645 Excluding the following items (non-GAAP): Change in value of TOKIN options (6,900) (14,200) — — (21,100) Equity (income) loss from equity method investments 133 (41,372) (75,417) (224) (116,880) Acquisition Gain — — (135,588) (1,285) (136,873) Restructuring charges (369) 1,087 1,613 1,393 3,724 ERP integration costs / IT transition costs 1,734 1,760 — — 3,494 Stock-based compensation expense 1,139 1,249 1,101 1,530 5,019 Legal expenses related to antitrust class actions 293 406 1,141 10,327 12,167 Net foreign exchange (gain) loss (2,621) 1,507 5,043 1,891 5,820 TOKIN investment-related expenses 204 497 — — 701 (Gain) loss on write down and disposal of long-lived assets 132 4,171 19 (39) 4,283 (Gain) loss on early extinguishment of debt — — 486 — 486 Adjusted EBITDA (non-GAAP) (1) $ 26,841 $ 27,215 $ 43,330 $ 50,100 $ 147,486 Adjusted EBITDA Margin (non-GAAP) 14.3% 13.8% 15.8% 16.6% 15.4% Total Debt balance as of September 30, 2017 331,787 Leverage ratio (Debt/Adjusted EBITDA) 2.2 (1) Quarters ended March 31, 2017, June 30, 2017, and September 30, 2017 adjusted due to the adoption of ASC 606. 24

Adjusted EBITDA Reconciliation Non-GAAP (Unaudited) Quarters Ended LTM (Amounts in thousands, except percentages) Mar 2017 Jun 2017 Sep 2017 Dec 2017 Dec 2017 Net Sales (1) $ 197,066 $ 273,946 $ 301,568 $ 306,576 $ 1,079,156 Net income (loss) (U.S. GAAP) (1) 52,082 220,439 12,819 18,589 303,929 Income tax expense (benefit) (1) (146) 1,140 2,864 2,037 5,895 Interest expense, net 9,994 10,894 7,270 7,155 35,313 Depreciation and amortization (1) 10,180 12,459 13,554 11,353 47,546 EBITDA (non-GAAP) (1) 72,110 244,932 36,507 39,134 392,683 Excluding the following items (non-GAAP): Change in value of TOKIN options (14,200) — — — (14,200) Equity (income) loss from equity method investments (41,372) (75,417) (224) (238) (117,251) Acquisition (gain) loss — (135,588) (1,285) (310) (137,183) Restructuring charges 1,087 1,613 1,393 3,530 7,623 ERP integration costs / IT transition costs 1,760 — — — 1,760 Stock-based compensation expense 1,249 1,101 1,530 2,206 6,086 Legal expenses related to antitrust class actions 406 1,141 10,327 4,073 15,947 Net foreign exchange (gain) loss 1,507 5,043 1,891 2,239 10,680 TOKIN investment-related expenses 497 — — — 497 (Gain) loss on write down and disposal of long-lived assets 4,171 19 (39) (902) 3,249 (Gain) loss on early extinguishment of debt — 486 — — 486 Adjusted EBITDA (non-GAAP) (1) $ 27,215 $ 43,330 $ 50,100 $ 49,732 $ 170,377 Adjusted EBITDA Margin (non-GAAP) 13.8% 15.8% 16.6% 16.2% 15.8% Total Debt balance as of December 31, 2017 328,162 Leverage ratio (Debt/Adjusted EBITDA) 1.9 (1) Quarters ended March 30, 2017, June 30, 2017, September 30, 2017, and December 31, 2017 adjusted due to the adoption of ASC 606. 25

Adjusted EBITDA Reconciliation Non-GAAP (Unaudited) Fiscal Year (Amounts in thousands, except percentages) 2016 2017 2018 Net Sales (1) $ 734,823 $ 757,338 $ 1,200,181 Net income (loss) (U.S. GAAP) (1) (53,629) 47,157 254,127 Income tax expense (benefit) (1) 6,006 4,294 9,132 Interest expense, net 39,591 39,731 32,073 Depreciation and amortization (1) 39,016 38,151 50,661 EBITDA (non-GAAP) (1) 30,984 129,333 345,993 Excluding the following items (non-GAAP): Change in value of TOKIN options 26,300 (10,700) — Equity (income) loss from equity method investments 16,406 (41,643) (76,192) Acquisition (gain) loss — — (130,880) Restructuring charges 4,178 5,404 14,843 ERP integration costs / IT transition costs 5,677 7,045 80 Stock-based compensation expense 4,774 4,720 7,657 Legal expenses related to antitrust class actions 3,041 2,640 16,636 Net foreign exchange (gain) loss (3,036) (3,758) 13,145 TOKIN investment-related expenses 900 1,101 — Plant start-up costs 861 427 929 Plant shut-down costs 372 — — (Gain) loss on write down and sale of long-lived assets 375 10,671 (992) Pension plan adjustment 312 — — (Gain) loss on early extinguishment of debt — — 486 Adjusted EBITDA (non-GAAP) (1) $ 91,144 $ 105,240 $ 191,705 Adjusted EBITDA Margin 12.4% 13.9% 16.0% Total Debt as of March 31, $ 387,833 $ 388,211 $ 324,623 Leverage ratio (Debt/Adjusted EBITDA) $ 4.3 $ 3.7 $ 1.7 26 (1) Fiscal years ended 2017 and 2018 adjusted due to the adoption of ASC 606.

Adjusted EBITDA Reconciliation Non-GAAP (Unaudited) LTM (Amounts in thousands, except percentages) Sep 2017 Dec 2017 Mar 2018 Jun 2018 Jun 2018 Net Sales (1) $ 301,568 $ 306,576 $ 318,091 $ 327,616 $ 1,253,851 Net income (loss) (U.S. GAAP) (1) 12,819 18,589 2,280 35,220 68,908 Income tax expense (benefit) (1) 2,864 2,037 3,091 4,600 12,592 Interest expense, net 7,270 7,155 6,754 6,658 27,837 Depreciation and amortization (1) 13,554 11,353 13,295 13,097 51,299 EBITDA (non-GAAP) (1) 36,507 39,134 25,420 59,575 160,636 Excluding the following items (non-GAAP): Equity (income) loss from equity method investments (224) (238) (313) 69 (706) Acquisition (gain) loss (1,285) (310) 6,303 — 4,708 Restructuring charges 1,393 3,530 8,307 (96) 13,134 Research and development grant reimbursement — — — (4,087) (4,087) ERP integration costs / IT transition costs — — 80 1,650 1,730 Stock-based compensation expense 1,530 2,206 2,820 4,060 10,616 Legal expenses related to antitrust class actions 10,327 4,073 1,095 1,248 16,743 Net foreign exchange (gain) loss 1,891 2,239 3,972 (7,521) 581 Plant start-up costs — — 929 753 1,682 (Gain) loss on write down and disposal of long-lived assets (39) (902) (70) 511 (500) Adjusted EBITDA (non-GAAP) (1) $ 50,100 $ 49,732 $ 48,543 $ 56,162 $ 204,537 Adjusted EBITDA Margin (non-GAAP) 16.6% 16.2% 15.3% 17.1% 16.3% Total Debt balance as of June 30, 2018 320,223 Leverage ratio (Debt/Adjusted EBITDA) 1.6 (1) Quarters ended September 30, 2017, December 31, 2017, and March 31, 2018 adjusted due to the adoption of ASC 606. 27

Adjusted EBITDA Reconciliation Non-GAAP (Unaudited) LTM (Amounts in thousands, except percentages) Dec 2017 Mar 2018 Jun 2018 Sep 2018 Sep 2018 Net Sales (1) $ 306,576 $ 318,091 $ 327,616 $ 349,233 $ 1,301,516 Net income (loss) (U.S. GAAP) (1) 18,589 2,280 35,220 37,141 93,230 Income tax expense (benefit) (1) 2,037 3,091 4,600 2,000 11,728 Interest expense, net 7,155 6,754 6,658 6,912 27,479 Depreciation and amortization (1) 11,353 13,295 13,097 12,545 50,290 EBITDA (non-GAAP) (1) 39,134 25,420 59,575 58,598 182,727 Excluding the following items (non-GAAP): Equity (income) loss from equity method investments (238) (313) 69 (64) (546) Acquisition (gain) loss (310) 6,303 — — 5,993 Restructuring charges 3,530 8,307 (96) — 11,741 Research and development grant reimbursement — — (4,087) — (4,087) ERP integration costs / IT transition costs — 80 1,650 1,593 3,323 Stock-based compensation expense 2,206 2,820 4,060 4,417 13,503 Legal expenses related to antitrust class actions 4,073 1,095 1,248 6,060 12,476 Net foreign exchange (gain) loss 2,239 3,972 (7,521) 193 (1,117) Plant start-up costs — 929 753 1,361 3,043 (Gain) loss on write down and disposal of long-lived assets (902) (70) 511 312 (149) Adjusted EBITDA (non-GAAP) (1) $ 49,732 $ 48,543 $ 56,162 $ 72,470 $ 226,907 Adjusted EBITDA Margin (non-GAAP) 16.2% 15.3% 17.1% 20.8% 17.4% Total Debt balance as of September 30, 2018 317 Leverage ratio (Debt/Adjusted EBITDA) — (1) Quarters ended December 31, 2017 and March 31, 2018 adjusted due to the adoption of ASC 606. 28

Non-GAAP Financial Measures Non-GAAP Financial Measures Included in this presentation are certain non-GAAP financial measures designed to complement the financial information presented in accordance with generally accepted accounting principles in the United States of America because management believes such measures are useful to investors for the reasons described below. Adjusted gross margin Adjusted gross margin represents net sales less cost of sales excluding adjustments which are outlined in the quantitative reconciliation provided earlier in this presentation. Management uses Adjusted gross margin to facilitate our analysis and understanding of our business operations by excluding the items outlined in the quantitative reconciliation provided earlier in this presentation which might otherwise make comparisons of our ongoing business with prior periods more difficult and obscure trends in ongoing operations. The Company believes that Adjusted gross margin is useful to investors because it provides a supplemental way to understand the underlying operating performance of the Company. Adjusted gross margin should not be considered as an alternative to gross margin or any other performance measure derived in accordance with GAAP. Adjusted selling, general and administrative expenses Adjusted selling, general and administrative expenses represents selling, general and administrative expenses excluding adjustments which are outlined in the quantitative reconciliation provided earlier in this presentation. Management uses Adjusted selling, general and administrative expenses to facilitate our analysis and understanding of our business operations by excluding the items outlined in the quantitative reconciliation provided earlier in this presentation which might otherwise make comparisons of our ongoing business with prior periods more difficult and obscure trends in ongoing operations. The Company believes that Adjusted selling, general and administrative expenses is useful to investors because it provides a supplemental way to understand the underlying operating performance of the Company. Adjusted selling, general and administrative expenses should not be considered as an alternative to selling, general and administrative expenses or any other performance measure derived in accordance with GAAP. Adjusted operating income (loss) Adjusted operating income (loss) represents operating income (loss), excluding adjustments which are outlined in the quantitative reconciliation provided earlier in this presentation. Management uses Adjusted operating income (loss) to facilitate our analysis and understanding of our business operations by excluding the items outlined in the quantitative reconciliation provided earlier in this presentation which might otherwise make comparisons of our ongoing business with prior periods more difficult and obscure trends in ongoing operations. The Company believes that Adjusted operating income (loss) is useful to investors to provide a supplemental way to understand the underlying operating performance of the Company and monitor and understand changes in our ability to generate income from ongoing business operations. Adjusted operating income (loss) should 29 not be considered as an alternative to operating income (loss) or any other performance measure derived in accordance with GAAP.

Non-GAAP Financial Measures Continued Adjusted net income (loss) and Adjusted EPS Adjusted net income (loss) and Adjusted EPS represent net income (loss) and EPS, excluding adjustments which are more specifically outlined in the quantitative reconciliation provided earlier in this presentation. Management uses Adjusted net income (loss) and Adjusted EPS to evaluate the Company's operating performance by excluding the items outlined in the quantitative reconciliation provided earlier in this presentation which might otherwise make comparisons of our ongoing business with prior periods more difficult and obscure trends in ongoing operations. The Company believes that Adjusted net income (loss) and Adjusted EPS are useful to investors because they provide a supplemental way to understand the underlying operating performance of the Company and allows investors to monitor and understand changes in our ability to generate income from ongoing business operations. Adjusted net income (loss) and Adjusted EPS should not be considered as alternatives to net income (loss), operating income (loss) or any other performance measures derived in accordance with GAAP. Adjusted EBITDA Adjusted EBITDA represents net income (loss) before income tax expense (benefit), interest expense (benefit), net, and depreciation and amortization expense, excluding adjustments which are more specifically outlined in the quantitative reconciliation provided earlier in this presentation. We present Adjusted EBITDA as a supplemental measure of our performance and ability to service debt. We also present Adjusted EBITDA because we believe such measure is frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry.   We believe Adjusted EBITDA is an appropriate supplemental measure of debt service capacity, because cash expenditures on interest are, by definition, available to pay interest, and tax expense is inversely correlated to interest expense because tax expense goes down as deductible interest expense goes up; depreciation and amortization are non-cash charges. The other items excluded from Adjusted EBITDA are excluded in order to better reflect our continuing operations.   In evaluating Adjusted EBITDA, you should be aware that in the future we may incur expenses similar to the adjustments in this presentation. Our presentation of Adjusted EBITDA should not be construed as an inference that our future results will be unaffected by these types of adjustments. Adjusted EBITDA is not a measurement of our financial performance under GAAP and should not be considered as an alternative to net income (loss), operating income (loss) or any other performance measures derived in accordance with GAAP or as an alternative to cash flow from operating activities as a measure of our liquidity. 30

Non-GAAP Financial Measures Continued Our Adjusted EBITDA measure has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are: • it does not reflect our cash expenditures, future requirements for capital expenditures or contractual commitments; • it does not reflect changes in, or cash requirements for, our working capital needs; • it does not reflect any income tax expense or benefit, including any potential changes to income taxes resulting from The Tax Cuts and Jobs Act enacted on December 22, 2017; • it does not reflect the significant interest expense or the cash requirements necessary to service interest or principal payment on our debt; • although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and our Adjusted EBITDA measure does not reflect any cash requirements for such replacements; • it is not adjusted for all non-cash income or expense items that are reflected in our statements of cash flows; • it does not reflect the impact of earnings or charges resulting from matters we consider not to be indicative of our ongoing operations; • it does not reflect limitations on or costs related to transferring earnings from our subsidiaries to us; and • other companies in our industry may calculate this measure differently than we do, limiting its usefulness as a comparative measure. Because of these limitations, Adjusted EBITDA should not be considered as a measure of discretionary cash available to us to invest in the growth of our business or as a measure of cash that will be available to us to meet our obligations. You should 31 compensate for these limitations by relying primarily on our GAAP results and using Adjusted EBITDA only supplementary.